SECOND MODIFICATION TO AMENDED AND RESTATED REVOLVING NOTE

                  This Second Modification to Amended and Restated Revolving Note (this "Modification"), is made as of the _____ day of June, 2002, by and between CAVALIER HOMES, INC., a Delaware corporation ("Cavalier Homes"), QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CAVALIER MANUFACTURING, INC., a Delaware corporation, CAVALIER INDUSTRIES, INC., a Delaware corporation, DELTA HOMES, INC., a Mississippi corporation, CAVALIER ENTERPRISES, INC., a Delaware corporation, CAVALIER ASSOCIATED RETAILERS, INC., a Delaware corporation, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CAVALIER ASSET MANAGEMENT, INC., a Delaware corporation, CAVALIER MANUFACTURING ASSET CO., INC., a Delaware corporation, CAVALIER
INDUSTRIES  ASSET CO.,  INC., a Delaware   corporation,   CAVALIER  ENTERPRISES
ASSET CO., INC., a Delaware corporation, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation,
formerly Cavalier Acceptance Corporation   (collectively   the  foregoing  are
referred to herein as the "Borrowers") and FIRST COMMERCIAL BANK, an Alabama banking corporation (the "Lender"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement (defined below).

                             R E C I T A L S:

                  WHEREAS, Borrowers executed an Amended and Restated Revolving Note dated as of March 31, 2000, in the original principal amount of $35,000,000.00, as amended by that certain Modification to Amended and Restated Revolving Note dated as of September 29, 2000 (the "Revolving Note"), pursuant to which Lender made available to Borrowers a revolving line of credit (the "Revolving Loan"); and


                  WHEREAS, in connection with the Loan, Borrowers also executed an Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000 (as heretofore amended, the "Loan Agreement"); and


                  WHEREAS, in connection with the Third Amendment to Revolving and Term Loan Agreement dated of even date herewith, Borrowers have requested, and Lender has agreed, to extend the maturity date of the Revolving Loan from April 15, 2003 to November 21, 2003, on the condition that Borrowers enter into this Modification.


                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. The first paragraph of the Revolving Note is hereby amended by deleting therefrom "April 15, 2003", and substituting therefor "November 21, 2003".

                  2 Nothing contained in this Modification is intended to, and it shall not, constitute a novation or extinguishment of the Revolving Note or Loan Agreement or of any of the indebtedness evidenced thereby.

                  3. Except as expressly modified hereby, all other terms, conditions and covenants set forth in the Revolving Note, the Loan Agreement and all the other Loan Documents shall remain in full force and effect and shall not be in any way modified hereby and the same are hereby ratified and affirmed by Borrowers in all respects.

                  4. All capitalized terms not otherwise defined herein shall have those meanings ascribed to them in the Loan Agreement.



            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, Borrower and Lender have caused this Modification to be executed as of the date set forth above.


                           BORROWERS:

                                          CAVALIER HOMES, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Vice President
                              -------------------------------------------------


                                      QUALITY HOUSING SUPPLY, LLC


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Secretary
                              -------------------------------------------------


                                      CAVALIER MANUFACTURING, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Secretary
                              -------------------------------------------------



                                        CAVALIER INDUSTRIES, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: President
                              ------------------------------------------------


                                          DELTA HOMES, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Secretary
                              -------------------------------------------------


                                       CAVALIER ENTERPRISES, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Vice President
                              ------------------------------------------------

                                    CAVALIER ASSOCIATED RETAILERS, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Vice President
                              ------------------------------------------------
                                   [Signatures continued on next page]


                                       QUALITY CERTIFIED INSURANCE
                                            SERVICES, INC.


                           By:  June Martin                               [L.S.]
                              -------------------------------------------------
                                /s/ June Martin

                           Its: Secretary
                              ------------------------------------------------


                                     CAVALIER ASSET MANAGEMENT, INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: President
                              ------------------------------------------------


                                      CAVALIER MANUFACTURING ASSET
                                              CO., INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Vice President
                              ------------------------------------------------


                                    CAVALIER INDUSTRIES ASSET CO., INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Vice President
                              ------------------------------------------------


                                   CAVALIER ENTERPRISES ASSET CO., INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: Vice President
                              ------------------------------------------------


                                      CAVALIER REAL ESTATE CO., INC.


                           By:  Michael R. Murphy                         [L.S.]
                              --------------------------------------------------
                                /s/ Michael R. Murphy

                           Its: President
                              ------------------------------------------------

                                       CIS FINANCIAL SERVICES, INC.


                           By:  June Martin                               [L.S.]
                              -------------------------------------------------
                                /s/ June Martin

                           Its: Secretary
                              ------------------------------------------------

                                  [Signatures continued on next page]



                           LENDER:

                                       FIRST COMMERCIAL BANK


                           By:  Jim Williams                              [L.S.]
                              --------------------------------------------------
                                /s/ Jim Williams

                           Its  Vice President
                              -------------------------------------------------